Revenues	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenues
14.	Revenues
The following table presents the disaggregation of revenue from contracts with the customers:

	For the year ended December 31,
	2019	2020	2021
	RMB	RMB	RMB	US$
Revenues - Products
Air mobility solutions	85,222	105,351	46,854	7,352
Smart city management solutions	4,441	8,282	7,135	1,120
Aerial media solutions	469	62,241	518	81
Others	711	186	416	66

Subtotal-Products	90,843	176,060	54,923	8,619

Revenues - Services
Air mobility solutions	694	618	1,302	204
Aerial media solutions	30,277	3,415	582	91

Subtotal-Services	30,971	4,033	1,884	295

Total Revenues	121,814	180,093	56,807	8,914

Payment terms
For the Group’s Air mobility solutions and Aerial media solutions, the Group typically requires a portion of payments upfront and the remaining amounts are contractually due ranging from three to six months. Due to the
COVID-19
impacts, the Group signed subsequent commitment letters with certain customers and extended the payment terms in 2021. However, the Company has collected or is in the process of collecting accounts receivable after the due dates agreed in commitment letters. In light of the impacts from the continuous COVID-19 epidemic and control measures in China, the Group recognized additional provision for accounts receivable for the year ended December 31, 2021 (Note 5). Regarding the Smart city management solutions, the timing of billing varies depending on contractual payment schedules with milestone billings and the completion of the quality-assurance warranty period. In instances where the timing of revenue recognition differs from the timing of invoicing, the Group has determined that its contracts do not include a significant financing component at the inception of the contracts.
Contract balances
Contract balances include Accounts receivable, Unbilled revenue and Cost and estimated earnings in excess of billings. Accounts receivable represents the billed and unbilled amounts related to the Company’s rights to consideration as performance obligations are satisfied and the rights to payment become unconditional but for the passage of time. In 2020, the significant increase in Accounts receivable was due to more sales of passenger-grade AAVs for the year ended December 31,2020. In 2021, the decrease in Accounts receivable was mainly due to impairment of balances amounted to RMB59,347 (US$9,313) provided in the general and administrative expenses in the Group’s consolidated statements of comprehensive loss. The Unbilled revenue was previously recognized from services provided in Aerial media solution. In 2020, the decrease in Unbilled revenue was due to impairment of balances amounted to RMB2,800 provided in the general and administrative expenses in the Group’s consolidated statements of comprehensive loss. In 2021, the Unbilled revenue was collected, corresponding impairment of balances amounted to RMB2,800 (US$439) was reversed. The decrease in Cost and estimated earnings in excess of billings in accordance with the achievement of milestones in the pre-determined
billing terms for
command-and-control
centers, corresponding RMB717 (US$113) was reclassified from Cost and estimated earnings in excess of billings to Accounts receivable in 2021.
Contract liabilities represent payments received from customers for which the corresponding products or services have not yet been transferred to customers. Revenue of RMB1,081 (US$170) was recognized for
the year ended December 31, 2021 from the balance included in the contract liabilities on
 January 1, 2021.